UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2012

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	2-81353	52-1273725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

John Lukens, the Registrant’s Chief Credit Officer, a Vice President of the Registrant and a Senior Vice President of the Registrant’s Union Center National Bank (“UCNB”) subsidiary, will retire effective as of December 31, 2012.

The Registrant announced that John J. Bailey has been hired to succeed Mr. Lukens as the Senior Vice President Credit Administration of UCNB. In that role, Mr. Bailey will oversee UCNB’s Credit Administration Department. Prior to joining UCNB, Mr. Bailey was the owner and managing member of a consulting firm and held management positions within the financial services industry.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By:	s/ Joseph D. Gangemi
Name:	Joseph D. Gangemi
Title:	Vice President & Corporate Secretary

Dated: December 12, 2012

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EXHIBIT INDEX

Exhibit 99.1 – Press release, dated December 11, 2012 of Center Bancorp, Inc.

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